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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ____________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): November 16, 2004

                             ____________________

                        SELECTIVE INSURANCE GROUP, INC.
            (Exact name of registrant as specified in its charter)

                             ____________________


          New Jersey                  0-8641                   22-2168890
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


     40 Wantage Avenue, Branchville, New Jersey                  07890
      (Address of principal executive offices)                 (Zip Code)


                         (973) 948-3000 (Registrant's
                    telephone number, including area code)


                                      n/a
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

Indenture and Registration Rights Agreement
-------------------------------------------

On November 16, 2004, Selective Insurance Group, Inc. (the "Company") completed the offering (the "Offering") of $50,000,000 aggregate principal amount of its 7.25% Senior Notes due 2034 (the "Notes"). In connection with the Offering, the Company entered into an Indenture and a Registration Rights Agreement, as described in the following paragraphs.

The Notes were issued under an indenture, dated as of November 16, 2004 (the "Indenture"), between the Company and Wachovia Bank, National Association, as trustee (the "Trustee"). The Indenture and form of note, which is attached as an exhibit to the Indenture, provide, among other things, that the Notes will bear interest of 7.25% per year (payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2005), and will mature on November 15, 2034. The Notes may not be redeemed at the option of the Company or the holder. The Company is not required to repurchase, redeem or modify the terms of any of the Notes upon a change of control or other event involving the Company, which may adversely affect the value of the Notes. Except for certain limitations on liens on stock of restricted subsidiaries and on disposition of stock of restricted subsidiaries, the Indenture does not contain any provisions restricting the Company or any of its subsidiaries from incurring, assuming or becoming liable with respect to any indebtedness or other obligations, whether secured or unsecured, or any financial covenants or provisions restricting the Company or its subsidiaries from paying dividends or making other distributions on capital stock or from purchasing or redeeming capital stock. The Company and its restricted subsidiaries may not incur any indebtedness secured by a lien on the capital stock of a restricted subsidiary unless the Notes are secured equally and ratably with such indebtedness.

The Indenture provides that each of the following is an event of default: (1) default in the payment of any interest on any Note for 30 days after becoming due; (2) default in the payment of the principal of any Note when due; (3) default in the performance of, or breach of, any covenant or warranty applicable to the Notes for 60 days after written notice of the failure, requiring the Company to remedy the same, is given to the Company by the Trustee or to the Company and the Trustee by the holders of 25% in aggregate principal amount of outstanding Notes; (4) default under any bond, debenture, note or other evidence of indebtedness or any mortgages, indentures or instruments under which the Company then has outstanding indebtedness in an aggregate amount of $10 million or more that has not already matured in accordance with its terms, has become due after the expiration of any applicable grace period or has been accelerated and the acceleration has not been rescinded or annulled or the indebtedness has not been discharged within ten days after notice is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Notes; or (5) certain events of bankruptcy, insolvency or reorganization occur. If an event of default occurs and is continuing, either the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of all the Notes to be immediately due and payable.

In connection with the completion of the Offering, the Company entered into a registration rights agreement (the "Registration Rights Agreement"), dated as of November 16, 2004, with Keefe, Bruyette & Woods, Inc., the initial purchaser of the Notes. Under the terms of the Registration Rights Agreement, the Company agrees to register notes having substantially identical terms as the Notes with the Securities and Exchange Commission as part of an offer to exchange freely tradeable exchange notes (the "Exchange Notes") for the Notes. The Company has agreed to file a registration statement for the Exchange Notes within 120 days from November 16, 2004, to use its reasonable best efforts to cause such registration statement to be declared effective within 180 days from November 16, 2004, and to consummate an exchange offer within 45 days of the registration statement being declared effective. Under certain circumstances, the Company will be obligated to file a shelf registration statement with respect to the Notes. Under the Registration Rights Agreement, if the Company fails to satisfy certain filing and other obligations with respect to the exchange, the Company will be obligated to pay additional interest on the Notes at a rate per year equal to 0.25% for the first 90-day period after such registration default occurs (from and including the date on which any such registration default occurs to but excluding the date on which all such registration defaults have ceased to be continuing) and 0.5% thereafter of the applicable principal amount of the Notes.

The description set forth above is qualified in its entirety by the Indenture, a copy of which is attached hereto as Exhibit 4.1, and the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report relating to the Notes is also responsive to Item 2.03 of this report and is incorporated by reference into this Item 2.03.


Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.

4.1 Indenture, dated as of November 16, 2004, between Selective Insurance Group, Inc. and Wachovia Bank, National Association, as Trustee.

4.2 Registration Rights Agreement, dated as of November 16, 2004, between Selective Insurance Group, Inc. and Keefe, Bruyette & Woods, Inc.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SELECTIVE INSURANCE GROUP, INC.


Date:  November 17, 2004           By:  /s/ Michele N. Schumacher
                                        --------------------------------
                                        Name:  Michele N. Schumacher
                                        Title: Vice President, Corporate
                                               Secretary & Corporate Governance
                                               Officer